NOTE


$4,400,000.00     August  28,  2003
     Seattle,  Washington
          FOR VALUE RECEIVED, EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington ("Borrower"), shall pay to the order of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Lender"), the principal sum of Four Million Four Hundred Thousand Dollars ($4,400,000.00), or so much thereof as shall have been advanced to
Borrower,  with  interest  on  so  much  thereof  as  shall from time to time be outstanding  at  the  rate  of  interest  set  forth  below,  until  fully paid.
1.     Definitions.
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               "Business Day" means any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America or the State of Ohio.
               "Closing Date" means the date of the first disbursement of proceeds under this Note.
               "Commencement Date" means [i] the Closing Date if the Closing Date occurs on the first day of a month or [ii] the first day of the month after the Closing Date if the Closing Date occurs on any day other than the first day of the month.
               "Default Rate" means the greater of [i] 2.50% plus the then applicable interest rate or [ii] 18.50%.
               "Event  of  Default"  has  the  meaning  set  forth  in  8.
               "Fixed Rate Increaser Amount" means 50 basis points per year. "Maturity Date" means the third anniversary of the Commencement
Date.
               "State"  means  the  State  of  Ohio.
2.     Interest  Rate.
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(a)     Initial Rate.  Interest shall accrue on the principal amount outstanding
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     hereunder from time to time from and after the Closing Date until the first anniversary of the Commencement Date at the rate of 12% per annum. Thereafter, on each anniversary of the Commencement Date, the interest rate then in effect will be increased on an annual basis by the Fixed Rate Increaser Amount.
(b)     Default  Rate.  After  the  occurrence  and during the continuance of an
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Event  of Default, Borrower shall pay interest on this Note, and on any judgment on  this  Note,  at  the  Default  Rate.
(c)     Computation Method.  All interest rates shall be calculated based on the
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     actual  number  of  days  elapsed  over  a  360-day  year (365/360 method).
3.     Payments.
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(a)     On  the  Closing  Date, Borrower shall make a payment of interest on the outstanding  principal  balance  of  the  Loan  for the period commencing on the
Closing  Date  and  ending  on  the  day  before  the  Commencement  Date;
(b) Commencing on the first day of the first month after the Commencement Date and on the first day of each month thereafter until the first day of the month before the Maturity Date, Borrower shall make monthly payments of interest only  sufficient  to  pay  all  interest  accrued  pursuant  to  2  hereof;
(c) On the Maturity Date, Borrower shall make a balloon payment equal to the outstanding balance of this Note including the outstanding principal balance, all accrued and unpaid interest and all charges, expenses and other amounts payable by Borrower to Lender.
4.     Method  and  Place  of Payment.  Borrower shall make all payments on this
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Note  at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio  43603-1475, or at
such other place as the holder hereof may designate. Borrower shall make all payments in lawful money of the United States of America by wire transfer of immediately available funds.
5.     Prepayment.  Borrower  shall have the privilege of prepaying this Note in
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whole  or  in  part  at  any  time  without  penalty.
6.     Late  Charge.  Borrower  acknowledges that any default in any payment due
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under this Note will result in loss and additional expense to Lender in handling such delinquent payments and meeting Lender's other financial obligations. Because such loss and additional expense is extremely difficult and impractical to ascertain, Borrower agrees that if any payment hereunder (other than the final payment on maturity) is not paid within 10 days after the due date, Borrower shall pay, as a reasonable estimate of such loss and expense, a late charge equal to the lesser of [i] 5% of the amount of the overdue payment, or [ii] the maximum amount permitted by applicable law.
7.     Application  of  Payments.  Unless  Lender  elects otherwise, in its sole
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discretion,  all payments and other amounts received by Lender shall be credited as follows: [i] first to any charges, costs, expenses and fees payable by Borrower under this Note or incurred by Lender for the protection of any collateral securing the payment of this Note, if not paid by Borrower by the due date; [ii] second to interest on the foregoing amounts at the Default Rate from the due date or date of payment by Lender, as the case may be; [iii] third to accrued but unpaid interest on this Note; [iv] fourth, to the principal amount outstanding; and [v] the balance, if any, to Borrower.
8.     Default.  Any  one  or  more  of the following events shall constitute an
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"Event  of  Default"  hereunder:
(a) Borrower fails to pay any installment on the Note within 10 days after such payment is due.
(b) Borrower fails to maintain its existence, except in the case of a merger or consolidation by Borrower, if the surviving entity in such merger has a net worth immediately after the merger or consolidation at least equal to that of the Borrower immediately prior thereto.
(c) [i] The filing by Borrower of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Borrower: [ii] the failure by Borrower within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Borrower, or to lift or stay any execution, garnishment or attachment of such consequences as will impair its ability to carry on its operation at a Facility; [iii] the entry of an order for relief under 11 U.S.C. in respect of Borrower; [iv] any assignment by Borrower for the benefit of its creditors; [v] the entry by Borrower into an agreement of composition with its creditors; [vi] the approval  by  a  court  of  competent  jurisdiction  of a petition applicable to
Borrower in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency or similar laws; or [vii] appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Borrower (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).
(d)     An  Event  of  Default  pursuant  to  any  one  of  the  following Lease
Agreements ("Lease") of even date: [i] HCRI Fairmont Properties, LLC lease to Emeritus Properties XII, LLC of property in Manassas, Virginia; [ii] HCRI
Kirkland Properties, LLC lease to Emeritus Properties X, LLC of property in Kirkland, Washington; [iii] HCRI Drum Hill Properties, LLC lease to Emeritus Properties IX, LLC of property in Chelmsford, Massachusetts; or [iv] HCRI Ridgeland Pointe Properties, LLC lease to Ridgeland Assisted Living, LLC of property in Ridgeland, Mississippi.
(e) Any material representation or warranty made by Borrower in any report, certificate, application, financial statement or other instrument furnished by Borrower pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.
(f) Borrower defaults on any indebtedness or obligation to Lender or any affiliate of Lender or any agreement with Lender or any affiliate of Lender, which default is not cured within any applicable cure period. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended or renewed from time to time.
(g)     Any  Event  of  Default pursuant to any Loan Document, as defined in the
Lease, which is due to the acts or omissions of Borrower or Tenant under the Lease.
(h) all or a substantial part of the assets of Borrower are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and are not released within 60 days;
(i) Borrower is enjoined, restrained or in any way prevented by court order or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Lender from conducting all or a substantial part of its business or affairs;
(j) Without waiving any prior or subsequent Event of Default, Lender may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
9.     Acceleration  and  Other  Remedies.  Upon  the occurrence of any Event of
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Default, in addition to all other remedies at law or in equity, at the option of
     Lender [i] the outstanding principal balance of this Note and all accrued and unpaid interest thereon and all other amounts payable by Borrower to Lender shall be immediately due and payable, and [ii] all such amounts shall bear interest at the Default Rate from the date of the Event of Default until paid. Lender may exercise either or both options without notice or demand of any kind. Additionally, Lender may take whatever action at law or in equity as may appear necessary or desirable to collect any monies then due and/or thereafter to become due.
10.     Governing  Law.  This  Note  shall  be  governed  by  and  construed  in
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accordance  with  the  internal  laws of the State, without giving effect to the conflict  of  laws  rules  thereof.
11.     Time  is  of the Essence.  Time is of the essence in the payment of this
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Note.
12.     Holidays.  If any installment of this Note becomes due on a day which is
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     not a Business Day, Borrower may pay the installment on the next succeeding day  on  which  banking  institutions  are  open.
13.     Waivers.  None  of the following shall be a course of dealing, estoppel,
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waiver  or  the  like  on  which  any party to this Note may rely:  [i] Lender's acceptance of one or more late or partial payments; [ii] Lender's forbearance from exercising any right or remedy under this Note; or [iii] Lender's forbearance from exercising any right or remedy under this Note on any one or more occasions. Lender's exercise of any rights or remedies or a part of a right or remedy on one or more occasions shall not preclude Lender from exercising the right or remedy at any other time. Lender's rights and remedies under this Note and the law and equity are cumulative to, but independent of, each other.
14.     Representations.  Borrower  [i]  acknowledges that Lender would not have
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extended  the  credit evidenced by this Note and will not continue to extend the credit but for the obligations of Borrower; [ii] warrants that Borrower has executed this Note to induce Lender to extend and to continue to extend the credit; [iii] warrants that Borrower has received good and valuable consideration for executing this Note; and [iv] warrants that Borrower has not executed this Note in reliance upon the existence of the security for or guaranty or promise of the payment of this Note.
15.     Indulgences.  Without  notice,  Lender  may  do  or  refrain  from doing
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anything  affecting  this  Note,  as many times as Lender desires, including the following: [i] granting or not granting any indulgences to anyone liable for payment of this Note; [ii] releasing any security or anyone or any property from liability on this Note; [iii] amending this Note, including extending the time for payment of this Note.
16.     No  Release  of Liability.  No obligations of Borrower shall be affected
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by  [i]  any  default  in  this Note when accepted by Lender or arising any time thereafter; [ii] the unenforceability of or defect in this Note; or [iii] the insolvency, dissolution, liquidation or winding up of affairs of Borrower or the start of insolvency proceedings by or against any such party. EACH PARTY TO THIS NOTE WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES. Borrower may not enforce any right of subrogation or contribution unless and until this Note is paid in full and waives all rights of subrogation against any party that is subject to insolvency proceedings unless and until this Note is paid in full.
17.     Notices.  All  notices,  demands,  requests  and  consents  (hereinafter
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"notices")  given pursuant to this Note shall be in writing, and shall be served by [i] personal delivery, [ii] United States Mail, postage prepaid; or [iii] nationally recognized overnight courier to the following addresses:
To  Borrower:     Emeritus  Corporation
     3131  Elliott  Avenue,  Suite  500
     Seattle,  Washington  98121

To  Lender:     Health  Care  REIT,  Inc.
     One  SeaGate,  Suite  1500
     P.O.  Box  1475
     Toledo,  Ohio  43603

All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one business day after deposit with the overnight courier. Lender and Borrower may change their notice address at any time by giving the other party written notice of such change.
18.     Representation  and  Warranty  Regarding  Business  Purpose.  Borrower
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represents  and  warrants  that  the loan evidenced by this Note is for business purposes only and not for personal, family, household, or agricultural purposes.
19.     Security.  This  Note  is  unsecured.
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20.     Protest.  Each  party  to  this  Note waives protest, notice of protest,
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demand,  dishonor  or  default,  presentment  for  payment,  notice of intent to declare  this  Note immediately due and payable, notice of declaration that this
Note is immediately due and payable in full, all other notices, and all demands.
21.     Savings  Clause.  The intention of Lender and Borrower is to comply with
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the  laws  of  the  State  concerning  the  rate  of  interest  on  this  Note.
Notwithstanding any other provision in this Note or in any other document given in connection with this Note, Borrower shall not be required to pay interest in excess of the maximum lawful rate. To the extent the amount of interest provided in this Note ever exceeds the maximum lawful rate (the "Excess Interest"), [i] the provisions of this paragraph shall govern and control; [ii] Borrower shall not be obligated to pay any Excess Interest; [iii] any Excess Interest that Lender may have received shall be credited against the then outstanding balance due under this Note and, if the Excess Interest exceeds the outstanding balance, the excess amount shall be refunded to Borrower; [iv] the rate of interest under this Note or the Default Rate, as applicable, shall be automatically reduced to the maximum lawful rate and this Note and any other documents given in connection therewith shall be deemed reformed and modified to reflect such reduction; and [v] subject to the foregoing provisions of this paragraph, Borrower shall have no action or remedy against Lender for any damages whatsoever or any defense to enforcement of the note or any other documents given in connection therewith arising out of the payment or collection of any Excess Interest. In determining whether interest paid or payable on this Note exceeds the maximum lawful rate, Borrower agrees to exclude voluntary prepayment fees from the calculation of interest and to spread the total amount of interest throughout the entire contemplated term of this Note.
22.     Attorney's  Fees  and  Expenses.  Borrower  shall  pay  to  Lender  all
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reasonable  costs  and expenses incurred by Lender in administering the Loan and the security for the Loan, enforcing or preserving Lender's rights under this Note, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] attorney's and paralegal's fees and disbursements; [ii] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [iii] court costs; [iv] the expenses of Lender, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [v] consulting and witness fees incurred by Lender in connection with any litigation or other proceeding.
23.     Severability.  If any clause, provision, section or article of this Note
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     is  ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision, section, or article shall not affect any of the remaining provisions hereof.
24.     Assignment.  Borrower  shall  not  assign  its  rights  nor delegate its
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obligations  under  this  Note.
25.     Amendment.  This  Note  may  not  be amended except in writing signed by
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Borrower  and  Lender.  All  references to this Note, whether in this Note or in any other document or instrument, shall be deemed to incorporate all amendments, modifications, and renewals of this Note and all substitutions made therefor after the date hereof.
26.     CONSENT  TO  JURISDICTION.  BORROWER  HEREBY  IRREVOCABLY  SUBMITS  AND
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CONSENTS  TO  THE  NON-EXCLUSIVE  JURISDICTION AND VENUE OF ANY STATE OR FEDERAL
COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT LETTER FOR THE LOAN EVIDENCED BY THIS NOTE; [II] THIS NOTE; OR [III] ANY LOAN DOCUMENT EXECUTED IN CONNECTION WITH THIS NOTE. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT
     OR  IN  ANY  OTHER  MANNER  PROVIDED  BY  LAW.
          BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LENDER, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT LETTER OR ANY LOAN DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO UNLESS SUCH COURTS LACK SUBJECT MATTER OR IN PERSONAM JURISDICTION IN WHICH CASE SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN ANY COURT WHICH HAS SUCH JURISDICTION.
          BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY LENDER IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR
LENDER'S  RIGHT  TO  BRING  ANY  ACTION  OR  PROCEEDING  AGAINST BORROWER OR THE
PROPERTY  OF  BORROWER  IN  THE  COURTS  OF  ANY  OTHER  JURISDICTION.
27.     WAIVER  OF  JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER,
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BY  ITS  ACCEPTANCE  OF THIS NOTE, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY
WAIVE THE RIGHT TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIMS ARISING OUT OF OR RELATING TO THIS NOTE.
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
          IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first set forth above.
     EMERITUS  CORPORATION
     By:   William  M.  Shorten
     Title:  Director  of  Real  Estate